Exhibit 99.1

Accrued Interest Date:                               Collection Period Ending:

25-Jul-03                                                            31-Jul-03
Distribution Date:         BMW VEHICLE OWNER TRUST 2002-A            Period #
                           ------------------------------
25-Aug-03                                                                 15

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Balances
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
                                                                                              Initial                   Period End
      Receivables                                                                      $1,401,763,032                 $726,509,829
      Reserve Account                                                                     $14,017,630                  $14,530,197
      Yield Supplement Overcollateralization                                               $6,397,885                   $3,470,731
      Class A-1 Notes                                                                    $311,000,000                           $0
      Class A-2 Notes                                                                    $358,426,000                           $0
      Class A-3 Notes                                                                    $446,779,000                 $443,878,952
      Class A-4 Notes                                                                    $251,253,000                 $251,253,000
      Class B Notes                                                                       $27,907,000                  $27,907,000

Current Collection Period
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      Beginning Receivables Outstanding                                                  $768,615,311
      Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
                Receipts of Scheduled Principal                                           $20,249,520
                Receipts of Pre-Paid Principal                                            $20,940,392
                Liquidation Proceeds                                                         $497,125
                Principal Balance Allocable to Gross Charge-offs                             $418,444
           Total Receipts of Principal                                                    $42,105,482

           Interest Distribution Amount
                Receipts of Interest                                                       $3,961,025
                Servicer Advances                                                                  $0
                Reimbursement of Previous Servicer Advances                                  ($89,072)
                Accrued Interest on Purchased Receivables                                          $0
                Recoveries                                                                    $15,849
                Net Investment Earnings                                                       $12,620
           Total Receipts of Interest                                                      $3,900,423

           Release from Reserve Account                                                            $0

      Total Distribution Amount                                                           $45,587,460

      Ending Receivables Outstanding                                                     $726,509,829

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                              $2,925,771
      Current Period Servicer Advance                                                              $0
      Current Reimbursement of Previous Servicer Advance                                     ($89,072)
      Ending Period Unreimbursed Previous Servicer Advances                                $2,836,699

Collection Account
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      Deposits to Collection Account                                                      $45,587,460
      Withdrawals from Collection Account
           Servicing Fees                                                                    $640,513
           Class A Noteholder Interest Distribution                                        $2,440,684
           First Priority Principal Distribution                                                   $0
           Class B Noteholder Interest Distribution                                          $112,791
           Regular Principal Distribution                                                 $41,936,097
           Reserve Account Deposit                                                                 $0
           Unpaid Trustee Fees                                                                     $0
           Excess Funds Released to Depositor                                                $457,376
      Total Distributions from Collection Account                                         $45,587,460


                                       1
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Excess Funds Released to the Depositor
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           Release from Reserve Account                                      $842,110
           Release from Collection Account                                   $457,376
      Total Excess Funds Released to the Depositor                         $1,299,486

Note Distribution Account
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      Amount Deposited from the Collection Account                        $44,489,571
      Amount Deposited from the Reserve Account                                    $0
      Amount Paid to Noteholders                                          $44,489,571

Distributions
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      Monthly Principal Distributable Amount                          Current Payment       Ending Balance    Per $1,000     Factor
      Class A-1 Notes                                                              $0                   $0         $0.00      0.00%
      Class A-2 Notes                                                     $39,036,049                   $0       $108.91      0.00%
      Class A-3 Notes                                                      $2,900,048         $443,878,952         $6.49     99.35%
      Class A-4 Notes                                                              $0         $251,253,000         $0.00    100.00%
      Class B Notes                                                                $0          $27,907,000         $0.00    100.00%

      Interest Distributable Amount                                   Current Payment           Per $1,000
      Class A-1 Notes                                                              $0                $0.00
      Class A-2 Notes                                                         $92,060                $0.26
      Class A-3 Notes                                                      $1,414,800                $3.17
      Class A-4 Notes                                                        $933,824                $3.72
      Class B Notes                                                          $112,791                $4.04



Carryover Shortfalls
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                                                                             Prior
                                                                        Period Carryover      Current Payment    Per $1,000
      Class A-1 Interest Carryover Shortfall                                       $0                   $0            $0
      Class A-2 Interest Carryover Shortfall                                       $0                   $0            $0
      Class A-3 Interest Carryover Shortfall                                       $0                   $0            $0
      Class A-4 Interest Carryover Shortfall                                       $0                   $0            $0
      Class B Interest Carryover Shortfall                                         $0                   $0            $0


Receivables Data
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                                                                     Beginning Period        Ending Period
      Number of Contracts                                                      41,616               40,302
      Weighted Average Remaining Term                                           38.98                38.02
      Weighted Average Annual Percentage Rate                                   6.40%                6.40%

      Delinquencies Aging Profile End of Period                         Dollar Amount           Percentage
           Current                                                       $649,666,930               89.42%
           1-29 days                                                      $64,281,977                8.85%
           30-59 days                                                      $9,767,993                1.34%
           60-89 days                                                      $1,744,598                0.24%
           90-119 days                                                       $514,664                0.07%
           120-149 days                                                      $533,667                0.07%
           Total                                                         $726,509,829              100.00%
           Delinquent Receivables +30 days past due                       $12,560,922                1.73%


                                       2
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      Write-offs
           Gross Principal Write-Offs for Current Period                     $418,444
           Recoveries for Current Period                                      $15,849
           Net Write-Offs for Current Period                                 $402,595

           Cumulative Realized Losses                                      $4,017,516


      Repossessions                                                     Dollar Amount                Units
           Beginning Period Repossessed Receivables Balance                $1,252,326                   57
           Ending Period Repossessed Receivables Balance                   $1,311,820                   55
           Principal Balance of 90+ Day Repossessed Vehicles                 $137,019                    7



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                     $3,640,115
      Beginning Period Amount                                              $3,640,115
      Ending Period Required Amount                                        $3,470,731
      Current Period Release                                                 $169,385
      Ending Period Amount                                                 $3,470,731
      Next Distribution Date Required Amount                               $3,305,185

Reserve Account
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      Beginning Period Required Amount                                    $15,372,306
      Beginning Period Amount                                             $15,372,306
      Net Investment Earnings                                                 $12,620
      Current Period Deposit                                                       $0
      Current Period Release to Collection Account                                 $0
      Current Period Release to Depositor                                    $842,110
      Ending Period Required Amount                                       $14,530,197
      Ending Period Amount                                                $14,530,197



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